SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE
                   SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (Date of earliest event reported): January 11, 2000


                   PLUM CREEK TIMBER COMPANY, INC.
         (Exact name of registrant as specified in its charter)


   Delaware                  1-10239                91-1912863
(State or other      (Commission File Number)      IRS Employer
jurisdiction of                                Identification Number)
incorporation or
organization)



                   999 Third Avenue, Suite 2300
                  Seattle, Washington 98104-4096
                     Telephone: (206) 467-3600


Item 5.  OTHER EVENTS

On January 11, 2000, Plum Creek Timber Company, Inc. issued a press release announcing that its medium density fiberboard (MDF) manufacturing subsidiary will add a 95 million square foot thin MDF production line to its existing MDF facility in Columbia Falls, Montana. The text of the press release is attached to this Report as
Exhibit 99.1.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

99.1 Press Release, dated January 11, 2000

Forward-looking Statements

This Report contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Forward looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the statements. These risks and uncertainties, many of which are not within the company's control, include, but are not limited to, the cyclical nature of the forest products industry, our ability to harvest our timber, our ability to execute our acquisition strategy, and regulatory constraints. These risks are detailed from time to time in our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made, and neither the company nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materializes, the current expectations of the Company and its management will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PLUM CREEK TIMBER COMPANY, INC.
                         -------------------------------
                         (Registrant)


                         By:       /s/ William R. Brown
                                   ------------------------
                                   William R. Brown
                                   Executive Vice President and
                                   Chief Financial Officer


Date:     January 11, 2000


                             Exhibit Index
                             -------------

Exhibit        Description
-------		      -----------

99.1           Press Release, dated January 11, 2000




                             Exhibit 99.1

Contact:            Emilio Ruocco
                    Director, Investor Relations
                    (206) 467-3618 or 1-800-858-5347
                    www.plumcreek.com


PLUM CREEK TIMBER COMPANY ANNOUNCES EXPANSION OF MEDIUM DENSITY
FIBERBOARD BUSINESS

SEATTLE, WASHINGTON  --  January 11, 2000 --  Plum Creek Timber
Company, Inc. (NYSE: PCL) today announced that its medium density fiberboard (MDF) manufacturing subsidiary will add a 95 million square foot thin MDF production line to its existing MDF facility in Columbia Falls, Montana.

      The $69 million investment will be significantly less costly than a new, stand-alone facility through the use of existing infrastructure and will provide the market with a full range of high-quality MDF products.

     Describing the expansion, Plum Creek President and Chief Executive Officer Rick R. Holley said, "Plum Creek has a distinctive core competency in the MDF business. A complementary thin board line represents a unique opportunity to build upon our leadership position in product quality and customer service." Holley added, "We believe that the combination of excellent MDF demand growth, the synergies from operating two production lines at the same facility, and our control of a high-quality raw material source will provide very attractive economics."

     Plum Creek is one of the largest timberland owners in the nation with timberlands and mills located in the Northwestern, Southern and Northeastern regions of the United States.

Forward-looking Statements
--------------------------

     This press release contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Forward looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the statements. These risks and uncertainties, many of which are not within the company's control, include, but are not limited to, the cyclical nature of the forest products industry, our ability to harvest our timber, our ability to execute our acquisition strategy, and regulatory constraints. These risks are detailed from time to time in our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made, and neither the company nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materializes, the current expectations of the Company and its management will not be realized.